EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1    Articles of  Incorporation  of Twentieth  Century  Investors,  Inc.,
dated June 26, 1990 (filed as Exhibit b1a to Post-Effective  Amendment No. 73 to the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 29, 1996, and incorporated herein by reference).

EX-99.a2    Articles of Amendment of Twentieth  Century  Investors,  Inc., dated
November 19, 1990 (filed as Exhibit b1b to  Post-Effective  Amendment  No. 73 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 29, 1996, and incorporated herein by reference).

EX-99.a3    Articles of Merger of Twentieth Century Investors,  Inc., a Maryland
corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated
February 22, 1991 (filed as Exhibit b1c to  Post-Effective  Amendment  No. 73 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 29, 1996, and incorporated herein by reference).

EX-99.a4    Articles of Amendment of Twentieth  Century  Investors,  Inc., dated
August 10, 1993 (filed as Exhibit b1d to Post-Effective  Amendment No. 73 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a5    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
September 2, 1993 (filed as Exhibit b1e to  Post-Effective  Amendment  No. 73 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 29, 1996, and incorporated herein by reference).

EX-99.a6    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
April 24, 1995 (filed as Exhibit b1f to  Post-Effective  Amendment No. 73 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a7    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
October 11, 1995 (filed as Exhibit b1g to Post-Effective Amendment No. 73 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a8    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
January 22, 1996 (filed as Exhibit b1h to Post-Effective Amendment No. 73 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a9    Articles  Supplementary of Twentieth Century Investors,  Inc., dated
March 11, 1996 (filed as Exhibit b1i to  Post-Effective  Amendment No. 75 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference).

EX-99.a10   Articles  Supplementary of Twentieth Century Investors,  Inc., dated
September 9, 1996 (filed as Exhibit a10 to  Post-Effective  Amendment  No. 85 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on September 1, 1999, and incorporated herein by reference).

EX-99.a11   Articles of Amendment of Twentieth  Century  Investors,  Inc., dated
December 2, 1996 (filed as Exhibit b1j to Post-Effective Amendment No. 76 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a12   Articles Supplementary of American Century Mutual Funds, Inc., dated
December 2, 1996 (filed as Exhibit b1k to Post-Effective Amendment No. 76 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a13   Articles Supplementary of American Century Mutual Funds, Inc., dated
July 28, 1997 (filed as Exhibit b1l to  Post-Effective  Amendment  No. 78 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.a14   Articles Supplementary of American Century Mutual Funds, Inc., dated
November 28, 1997 (filed as Exhibit a13 to  Post-Effective  Amendment  No. 83 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 26, 1999, and incorporated herein by reference).

EX-99.a15   Certificate  of  Correction  to Articles  Supplementary  of American
Century  Mutual Funds,  Inc.,  dated  December 18, 1997 (filed as Exhibit a14 to
Post-Effective  Amendment No. 83 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-14213,  filed on February 26, 1999, and incorporated herein by reference).

EX-99.a16   Articles Supplementary of American Century Mutual Funds, Inc., dated
December 18, 1997 (filed as Exhibit b1m to  Post-Effective  Amendment  No. 78 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 26, 1998, and incorporated herein by reference).

EX-99.a17   Articles Supplementary of American Century Mutual Funds, Inc., dated
January 25, 1999 (filed as Exhibit a16 to Post-Effective Amendment No. 83 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a18   Articles Supplementary of American Century Mutual Funds, Inc., dated
February 16, 1999 (filed as Exhibit a17 to  Post-Effective  Amendment  No. 83 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 26, 1999, and incorporated herein by reference).

EX-99.a19   Articles Supplementary of American Century Mutual Funds, Inc., dated
August 2, 1999 (filed as Exhibit a19 to  Post-Effective  Amendment No. 89 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on December 1, 2000, and incorporated herein by reference).

EX-99.a20   Articles Supplementary of American Century Mutual Funds, Inc., dated
November 19, 1999 (filed as Exhibit a19 to  Post-Effective  Amendment  No. 87 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on November 29, 1999, and incorporated herein by reference).

EX-99.a21   Articles Supplementary of American Century Mutual Funds, Inc., dated
March 5, 2001 (filed as Exhibit a21 to  Post-Effective  Amendment  No. 93 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a22   Certificate of Correction to Articles Supplementary,  dated April 3,
2001  (filed  as  Exhibit  a22  to  Post-Effective   Amendment  No.  93  to  the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a23   Articles Supplementary of American Century Mutual Funds, Inc., dated
June 14, 2002 (filed as Exhibit a23 to  Post-Effective  Amendment  No. 98 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on October 10, 2002, and incorporated herein by reference).

EX-99.a24   Certificate  of  Correction  to Articles  Supplementary  of American
Century  Mutual  Funds,  Inc.,  dated June 25,  2002  (filed as  Exhibit  a24 to
Post-Effective  Amendment No. 98 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-14213,  filed on October 10, 2002, and  incorporated herein by reference).

EX-99.a25   Articles Supplementary of American Century Mutual Funds, Inc., dated
February 12, 2003 (filed as Exhibit a25 to  Post-Effective  Amendment No. 100 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 28, 2003, and incorporated herein by reference).

EX-99.a26   Certificate  of  Correction  to Articles  Supplementary  of American
Century  Mutual Funds,  Inc.,  dated  February 28, 2003 (filed as Exhibit a26 to
Post-Effective  Amendment No. 101 to the Registration  Statement on Form N-1A of
the  Registrant,  File No. 2-14213,  filed on August 28, 2003, and  incorporated herein by reference).

EX-99.a27   Articles Supplementary of American Century Mutual Funds, Inc., dated
August 14, 2003 (filed as Exhibit a27 to Post-Effective Amendment No. 102 to the
Registration  Statement on Form N-1A of the Registrant,  File No. 2-14213, filed on August 28, 2003, and incorporated herein by reference).

EX-99.a28   Articles Supplementary of American Century Mutual Funds, Inc., dated
January 14, 2004 (filed as Exhibit a28 to  Post-Effective  Amendment  No. 104 to
the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 26, 2004, and incorporated herein by reference).

EX-99.a29   Articles Supplementary of American Century Mutual Funds, Inc., dated
November 17, 2004.

EX-99.b     Amended and Restated Bylaws, dated September 21, 2004.

EX-99.c     Registrant  hereby  incorporates  by reference,  as though set forth
fully  herein,   Article  Fifth,   Article  Seventh,   and  Article  Eighth,  of
Registrant's   Articles  of  Incorporation,   appearing  as  Exhibit  (a)(1)  to
Post-Effective  Amendment  No. 73 on Form N-1A of the  Registrant,  and  Article
Fifth of  Registrant's  Articles of  Amendment,  appearing as Exhibit  (a)(4) to
Post-Effective  Amendment  No.  73 on  Form  N-1A  of  the  Registrant,  to  the
Registration  Statement on February 29, 1996;  and Sections 3, 4, 5, 6, 7, 8, 9,
10, 11, 22, 24,  25,  30,  31,  33, 39, 45 and 46 of  Registrant's  Amended  and
Restated By-Laws, incorporated herein by reference as Exhibit b hereto.

EX-99.d     Amended and Restated  Management  Agreement  with  American  Century
Investment Management, Inc., dated November 17, 2004.

EX-99.e     Amended and Restated  Distribution  Agreement with American  Century
Investment Services, Inc., dated November 17, 2004.

EX-99.g1    Master  Agreement with Commerce Bank,  N.A.,  dated January 22, 1997
(filed as Exhibit b8e to  Post-Effective  Amendment  No. 76 to the  Registration
Statement on Form N-1A of the Registrant,  File No.  2-14213,  filed on February
28, 1997, and incorporated herein by reference).

EX-99.g2    Global Custody Agreement with The Chase Manhattan Bank, dated August
9,  1996  (filed  as  Exhibit  b8 to  Post-Effective  Amendment  No.  31 to  the
Registration Statement on Form N-1A of American Century Government Income Trust,
File No.  2-99222,  filed on  February  7,  1997,  and  incorporated  herein  by reference).

EX-99.g3    Amendment to the Global Custody  Agreement with The Chase  Manhattan
Bank, dated December 9, 2000 (filed as Exhibit g2 to Pre-Effective Amendment No.
2 to the  Registration  Statement  on Form  N-1A of  American  Century  Variable
Portfolios  II,  Inc.,  File  No.  333-46922,  filed on  January  9,  2001,  and incorporated herein by reference).

EX-99.g4    Amendment No. 2 to the Global  Custody  Agreement  between  American
Century  Investments and the JPMorgan Chase Bank, dated as of May 1, 2004 (filed as Exhibit g4 to Post-Effective  Amendment No. 35 to the Registration  Statement
on Form N-1A of American  Century  Quantitative  Equity  Funds,  Inc.,  File No.
33-19589, on April 29, 2004, and incorporated herein by reference).

EX.99g5     Chase  Manhattan  Bank Custody Fee Schedule,  dated October 19, 2000
(filed as  Exhibit g5 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American Century Quantitative Equity Funds, Inc., File
No. 33-19589, on April 29, 2004, and incorporated herein by reference).

EX-99.h1    Transfer Agency  Agreement with Twentieth  Century  Services,  Inc., dated March 1, 1991 (filed as Exhibit 9 to  Post-Effective  Amendment  No. 76 to the  Registration  Statement on Form N-1A of the  Registrant,  File No. 2-14213,
filed on February 28, 1997, and incorporated herein by reference).

EX-99.h2    Credit Agreement with JPMorgan Chase Bank, as Administrative  Agent, dated December 17, 2003 (filed as Exhibit h9 to Post-Effective  Amendment No. 39 to the Registration Statement on Form N-1A of American Century Target Maturities
Trust, File No. 2-94608,  filed on January 30, 2004, and incorporated  herein by reference).

EX-99.h3    Customer Identification Program Reliance Agreement, dated August 26,
2004 (filed as Exhibit h2 to Post-Effective  Amendment No. 1 to the Registration
Statement on Form N-1A of American  Century Asset Allocation  Portfolios,  Inc.,
File No.  333-116351,  filed on September 1, 2004,  and  incorporated  herein by reference).

EX-99.i     Opinion and Consent of Counsel.

EX-99.j1    Consent of Deloitte & Touche LLP, independent registered public accounting firm.

EX-99.j2    Power of Attorney, dated November 16, 2004.

EX-99.j3    Secretary's Certificate, dated November 16, 2004.

EX-99.m1    Master  Distribution and Shareholder  Services Plan (Advisor Class),
dated September 3, 1996 (filed as Exhibit b15a to Post-Effective Amendment No. 9 to  the  Registration  Statement  on  Form  N-1A  of  American  Century  Capital
Portfolios,   Inc.,  File  No.  33-64872,   filed  on  February  17,  1998,  and
incorporated herein by reference).

EX-99.m2    Amendment No. 1 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  13,  1997  (filed  as  Exhibit  b15b  to
Post-Effective  Amendment No. 77 to the  Registration  Statement on Form N-1A of
the  Registrant,  File No.  2-14213,  filed on July 17, 1997,  and  incorporated herein by reference).

EX-99.m3    Amendment No. 2 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  September  30,  1997  (filed as Exhibit  b15c to
Post-Effective  Amendment No. 78 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-14213,  filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4    Amendment No. 3 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  June  30,  1998  (filed  as  Exhibit  b15e  to
Post-Effective  Amendment No. 11 to the  Registration  Statement on Form N-1A of
American Century Capital Portfolios,  Inc., File No. 33-64872, filed on June 26,
1998, and incorporated herein by reference).

EX-99.m5    Amendment No. 4 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  13,  1998  (filed as  Exhibit  b15e to
Post-Effective  Amendment No. 12 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242,  filed on November
13, 1998, and incorporated herein by reference).

EX-99.m6    Amendment No. 5 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  February  16,  1999  (filed  as  Exhibit  m6  to
Post-Effective  Amendment No. 83 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-14213,  filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7    Amendment No. 6 to the Master Distribution and Shareholder  Services
Plan (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to Post-Effective
Amendment No. 16 on Form N-1A of American Century Capital Portfolios, Inc., File
No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.m8    Amendment No. 7 to the Master Distribution and Shareholder  Services
Plan  (Advisor  Class),  dated  November  19,  1999  (filed  as  Exhibit  m8  to
Post-Effective  Amendment No. 87 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-14213,  filed on November 29, 1999, and incorporated herein by reference).

EX-99.m9    Amendment No. 8 to the Master Distribution and Shareholder  Services
Plan (Advisor Class),  dated June 1, 2000 (filed as Exhibit m9 to Post-Effective
Amendment No. 19 to the Registration  Statement on Form N-1A of American Century
World  Mutual  Funds,  Inc.,  File  No.  33-39242,  filed on May 24,  2000,  and incorporated herein by reference).

EX-99.m10   Amendment No. 9 to the Master Distribution and Shareholder  Services
Plan  (Advisor   Class),   dated  April  30,  2001  (filed  as  Exhibit  m10  to
Post-Effective  Amendment No. 24 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19,
2001, and incorporated herein by reference).

EX-99.m11   Amendment No. 10 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  December  3,  2001  (filed  as  Exhibit  m11  to
Post-Effective  Amendment No. 94 to the  Registration  Statement on Form N-1A of
the Registrant,  File No. 2-14213,  filed on December 13, 2001, and incorporated herein by reference).

EX-99.m12   Amendment No. 11 to the Master Distribution and Shareholder Services
Plan  (Advisor  Class),  dated  September  3,  2002  (filed  as  Exhibit  m12 to
Post-Effective  Amendment No. 26 to the  Registration  Statement on Form N-1A of
American Century World Mutual Funds,  Inc., File No. 33-39242,  filed on October
1, 2002, and incorporated herein by reference).

EX-99.m13   Amendment No. 12 to the Master Distribution and Shareholder Services
Plan  (Advisor   Class),   dated  August  1,  2004  (filed  as  Exhibit  m13  to
Post-Effective  Amendment No. 32 to the  Registration  Statement on Form N-1A of
American Century Capital Portfolios,  Inc., File No. 33-64872, filed on July 29,
2004, and incorporated herein by reference).

EX-99.m14   Master  Distribution  and  Individual   Shareholder   Services  Plan
(C Class), dated March 1, 2001 (filed as Exhibit m11 to Post-Effective Amendment
No. 24 to the  Registration  Statement  on Form N-1A of American  Century  World
Mutual Funds, Inc., File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m15   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated April 30, 2001 (filed as Exhibit m12 to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of
American Century World Mutual Funds, Inc., File No. 33-39242, filed on April 19,
2001, and incorporated herein by reference).

EX-99.m16   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated September 3, 2002 (filed as Exhibit
m15 to  Post-Effective  Amendment No. 26 to the  Registration  Statement on Form
N-1A of American Century World Mutual Funds,  Inc., File No. 33-39242,  filed on
October 1, 2002, and incorporated herein by reference).

EX-99.m17   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class),  dated February 27, 2004 (filed as Exhibit
m16 to  Post-Effective  Amendment No. 104 to the Registration  Statement on Form
N-1A of the  Registrant,  File No.  2-14213,  filed on February  26,  2004,  and incorporated herein by reference).

EX-99.m18   Amendment  No.  4  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (C Class), dated September 30, 2004 (filed as Exhibit
m18 to  Post-Effective  Amendment No. 20 to the  Registration  Statement on Form
N-1A of American Century Strategic Asset  Allocations,  Inc., File No. 33-79482,
on September 29, 2004, and incorporated herein by reference).

EX-99.m19   Amendment  No.  5  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (C Class), dated November 17, 2004.

EX-99.m20   Master  Distribution  and  Individual  Shareholder  Services Plan (A
Class), dated September 3, 2002 (filed as Exhibit m6 to Post-Effective Amendment
No. 34 to the Registration Statement on Form N-1A of American Century California
Tax-Free and Municipal  Funds,  File No. 2-82734,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m21   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (A Class),  dated February 27, 2004 (filed as Exhibit
m18 to  Post-Effective  Amendment No. 104 to the Registration  Statement on Form
N-1A of the  Registrant,  File No.  2-14213,  filed on February  26,  2004,  and incorporated herein by reference).

EX-99.m22   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (A Class), dated September 30, 2004.

EX-99.m23   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (A Class), dated November 17, 2004.

EX-99.m24   Master  Distribution  and  Individual   Shareholder   Services  Plan
(B Class),  dated  September  3, 2002  (filed as  Exhibit  m7 to  Post-Effective
Amendment No. 34 to the Registration  Statement on Form N-1A of American Century
California  Tax-Free and Municipal Funds, File No. 2-82734,  filed on October 1,
2002, and incorporated herein by reference).

EX-99.m25   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (B Class),  dated February 27, 2004 (filed as Exhibit
m20 to  Post-Effective  Amendment No. 104 to the Registration  Statement on Form
N-1A of the  Registrant,  File No.  2-14213,  filed on February  26,  2004,  and incorporated herein by reference).

EX-99.m26   Amendment  No.  2  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (B Class), dated September 30, 2004.

EX-99.m27   Amendment  No.  3  to  the  Master   Distribution   and   Individual
Shareholder Services Plan (B Class), dated November 17, 2004.

EX-99.m28   Master  Distribution  and  Individual   Shareholder   Services  Plan
(R Class),  dated  August  29,  2003  (filed as  Exhibit  m16 to  Post-Effective
Amendment No. 17 to the Registration  Statement on Form N-1A of American Century
Strategic Asset Allocations,  Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.m29   Amendment  No.  1  to  the  Master   Distribution   and   Individual
Shareholder  Services Plan (R Class), dated May 1, 2004 (filed as Exhibit m15 to
Post-Effective  Amendment No. 35 to the  Registration  Statement on Form N-1A of
American Century Quantitative Equity Funds, Inc., File No. 33-19589, filed April
29, 2004, and incorporated herein by reference).

EX-99.n1    Amended and Restated  Multiple Class Plan,  dated  September 3, 2002
(filed as  Exhibit n1 to  Post-Effective  Amendment  No. 35 to the  Registration
Statement on Form N-1A of American  Century  California  Tax-Free and  Municipal
Funds, File No. 2-82734,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2    Amendment  No. 1 to the Amended and  Restated  Multiple  Class Plan,
dated December 31, 2002 (filed as Exhibit n2 to Post-Effective  Amendment No. 39 to the Registration  Statement on Form N-1A of American Century Municipal Trust,
File No.  2-91229,  filed on  December  23,  2002,  and  incorporated  herein by reference).

EX-99.n3    Amendment  No. 2 to the Amended and  Restated  Multiple  Class Plan,
dated August 29, 2003 (filed as Exhibit n3 to Post-Effective Amendment No. 17 to the  Registration  Statement on Form N-1A of American  Century  Strategic  Asset
Allocations, Inc., File No. 33-79482, filed on August 28, 2003, and incorporated herein by reference).

EX-99.n4    Amendment  No. 3 to the Amended and  Restated  Multiple  Class Plan,
dated February 27, 2004 (filed as Exhibit n4 to Post-Effective Amendment No. 104 to the Registration Statement on Form N-1A of the Registrant,  File No. 2-14213,
filed on February 26, 2004, and incorporated herein by reference).

EX-99.n5    Amendment  No. 4 to the Amended and  Restated  Multiple  Class Plan,
dated as of May 1, 2004 (filed as Exhibit n5 to Post-Effective  Amendment No. 35 to the  Registration  Statement  on Form N-1A of American  Century  Quantitative
Equity Funds, Inc., File No. 33-19589, filed on April 29, 2004, and incorporated herein by reference).

EX-99.n6    Amendment  No. 5 to the Amended and  Restated  Multiple  Class Plan,
dated August 1, 2004 (filed as Exhibit n6 to Post-Effective  Amendment No. 24 to the Registration  Statement on Form N-1A of American Century  Investment  Trust,
File  No.  33-65170,  filed  on  July  29,  2004,  and  incorporated  herein  by reference).

EX-99.n7    Amendment  No. 6 to the Amended and  Restated  Multiple  Class Plan,
dated September 30, 2004 (filed as Exhibit n7 to Post-Effective Amendment No. 20 to the Registration  Statement on Form N-1A of American Century  Strategic Asset
Allocations,  Inc., File No.  33-79482,  on September 29, 2004, and incorporated herein by reference).

EX-99.n8    Amendment  No. 7 to the Amended and  Restated  Multiple  Class Plan,
dated November 17, 2004.

EX-99.p1    American  Century  Investments Code of Ethics (filed as Exhibit p to
Pre-Effective  Amendment  No. 1 to the  Registration  Statement  on Form N-1A of
American Century Asset Allocation Portfolios,  Inc., File No. 333-116351,  filed
August 30, 2004, and incorporated herein by reference).

EX-99.p2    Independent Directors' Code of Ethics amended March 4, 2000.